Sextant Short-Term Bond Fund

Ticker Symbol: STBFX

March 29, 2016

SUMMARY PROSPECTUS

Before you invest, you may want to review Sextant Short-Term Bond Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.sextantfunds.com/prospectus. You can also get this information at no cost by calling 1-800-728-8762 or by sending an email request to info@saturna.com. The Fund's prospectus and statement of additional information, both dated March 29, 2016, are incorporated by reference into this Summary Prospectus.

Sextant Short-Term Bond Fund

STBFX

Investment Objective

Capital preservation and current income.

Fees and Expenses

Shareowner Fees

There are no fees that shareowners pay directly from their investments, such as charges for purchases, redemptions, and exchanges of shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (vary with performance)	0.53%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.43%
Total Annual Fund Operating Expenses	1.21%
Fee Waiver and Expense Reimbursement	0.46%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.75%

The adviser has committed through March 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, excluding brokerage commissions, interest, taxes, and extraordinary expenses do not exceed the net operating expense ratio of 0.75%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$123	$384	$665	$1,466

Portfolio Turnover

The Fund may have transaction costs, such as commissions and a bid-ask spread, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 13.11% of the average value of its portfolio.

Principal Investment Strategies

The Short-Term Bond Fund invests at least 80% of its assets in short-term bonds. Under normal circumstances, the Fund's dollar-weighted average maturity does not exceed three years. The Short-Term Bond Fund invests at least 65% of assets in bonds rated within the three highest grades (Aaa, Aa, or A); and may not invest in a bond rated at time of purchase below the fourth-highest grade (Baa).

Principal Risks of Investing

Market risk: The value of the Fund's shares rises and falls as the market value of the securities in which the Fund invests goes up and down. The market value of securities will fluctuate, sometimes significantly and unpredictably, with stocks generally being more volatile than bonds. When you redeem your shares, they may be worth more or less than what you paid for them. Only consider investing in the Fund if you are willing to accept the risk that you may lose money.

Interest rate risk: Investing in bonds includes the risk that as interest rates rise, bond prices will fall. Conversely, during periods of declining interest rates bond prices generally rise, but bond issuers may call or prepay the bond and reissue debt at lower interest rates. The longer a bond's maturity, the more sensitive the bond is to interest rate changes.

Credit risk: Investing in bonds includes the risk that an issuer will not pay interest or principal when due, or the issuer may default altogether. If an issuer's credit quality is perceived to decline, the value and liquidity of the issuer's bonds may also decline.

Sextant Short-Term Bond Fund

STBFX

Performance

The following bar chart and table provide an indication of the risks of investing in the Short-Term Bond Fund by showing changes in performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compare to those of a broad-based market index. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.sextantfunds.com.

Annual Total Return

Best Quarter	Q2 2009	2.79%
Worst Quarter	Q3 2008	-0.90%

Average Annual Total Returns for periods ended December 31, 2015
	1 Year	5 Year	10 Year
Return before taxes	1.07%	1.01%	2.62%
Return after taxes on distributions	0.60%	0.48%	1.77%
Return after taxes on distributions and sale of Fund shares	0.60%	0.54%	1.68%
Citi Government/Corporate 1-3 Index (reflects no deduction for fees, expenses or taxes)	0.62%	0.95%	2.72%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates.

Investment Adviser

Saturna Capital Corporation is Short-Term Bond Fund's investment adviser.

Portfolio Managers

Mr. Phelps McIlvaine, a vice president and portfolio manager of Saturna Capital Corporation, is the person primarily responsible for the day-to-day management of the Short-Term Bond Fund, which he has managed since 1995. Mr. Patrick Drum MBA, CFA, a portfolio manager and fixed income analyst of Saturna Capital Corporation, is the deputy portfolio manager, a role he assumed in 2015.

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $1,000 or more ($100 for an IRA or retirement plan) payable to the Short-Term Bond Fund. Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares on any business day by several methods:

Written request

Write: Sextant Mutual Funds
          Box N
          Bellingham, WA 98227-0596

Or Fax: 360-734-0755

Telephone request

Call: 800-728-8762 or 360-734-9900

Tax Information

Any distributions you receive from the Fund may be taxed as ordinary income or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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